Dreyfus

Short-Intermediate

Government Fund

SEMIANNUAL REPORT
May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Securites Sold Short

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Short-Intermediate Government Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 1999 through May 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most but not all sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board to forestall a potential reemergence of inflationary pressures. The Federal Reserve Board raised short-term interest rates three times during the reporting period. Short-term interest rates were raised by a total of 1.75 percentage points since June 1999.

While higher interest rates generally led to an erosion of most bond prices, U.S. Treasury securities represented a notable exception. These direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Short-Intermediate Government Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the six-month period ended May 31, 2000, Dreyfus Short-Intermediate Government Fund produced a total return of 1.86%.(1) By comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, produced a total return of 2.08% for the same period.(2)

We attribute the fund's performance to our security selection strategy in a difficult investment environment. While most bond prices continued to erode as the Federal Reserve Board (the "Fed") attempted to relieve inflationary pressures, U.S. Treasury and Government agency securities were subject to their own political and economic influences. These forces generally benefited the fund's holdings that are direct obligations of the U.S. Government.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest in securities issued or guaranteed by the U.S. Government or its agencies and in repurchase agreements that are backed by U.S. Government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. Government agencies, such as mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. CMOs are multi-class bonds that are issued by government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans

When choosing securities for the fund, we first examine U.S. and global economic
conditions   and  other  market  factors  to  determine  the  likely

                                                                       The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely
to    perform    well    over    time.

What other factors influenced the fund's performance?

The fund was adversely influenced by higher interest rates over the past six months. When the reporting period began on December 1, 1999, investors had become concerned over strong economic growth and high levels of consumer spending. In addition there was concern over historically low levels of unemployment that could rekindle long-dormant inflationary pressures, especially with rising wages in a tight job market. In an attempt to ease these pressures, the Fed raised short-term interest rates three times during the reporting period, causing most bond prices to fall, including many of the fund's holdings. When added to the three interest-rate hikes implemented before the reporting period began, the Fed has raised interest rates a total of 1.75 percentage points since June 1999.

The   fund's   performance   was  positively  affected   by  certain   political
developments. The investment policies of two U.S. Government agencies, FNMA ("Fannie Mae") and FHLMC ("Freddie Mac") were the subject of criticism from officials in the U.S. Senate and the Treasury Department. These comments hurt the performance of FNMA and FHLMC securities, which are indirect obligations of the U.S. Government, but benefited GNMA ("Ginnie Mae") securities, which are direct obligations. As investors shifted assets from FNMA and FHLMC securities to the relative safe haven of GNMA securities, they drove GNMA prices higher. Because the fund had increased its exposure to GNMA securities, this development benefited performance.

In addition, the fund was positively affected by its holdings of U.S. Treasury securities, which provided relatively attractive returns during the reporting period. This was due to the fact that the Treasury Depart-

ment announced its intention to use a portion of the federal budget surplus to buy back higher yielding, long-term bonds and because strong tax revenues reduced the federal government's need to borrow.

What is the fund's current strategy?

During most of the six-month reporting period, we continued to maintain the fund's average duration -- a measure of sensitivity to changing interest rates -- at a level that is consistent with the fund's benchmark. This "neutral" duration management strategy is designed to reduce the level of excess price volatility from interest-rate changes while enabling us to seek above-average returns through our sector allocation strategy.

From a sector allocation standpoint, we have increased our holdings of U.S. Government agency securities -- such as those issued by Government National Mortgage Association ("Ginnie Mae"). At the same time, we have maintained our holdings of Federal Home Loan Corporation ("Freddie Mac") and Federal National Home Mortgage Association ("Fannie Mae") securities. As of May 31, 2000, we have invested approximately 19% of the fund's assets in inflation-protected securities such as U.S. Treasury Inflation Protection Securities ("TIPS") and U.S. Agency Tennessee Valley Authority ("TVA") Valley Indexed Principal Securities ("VIPS"). We anticipate that they potentially can provide attractive relative returns if the economy remains strong and interest rates continue to rise.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG, L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2000 (Unaudited)

                                                                                             Principal

BONDS AND NOTES--113.5%                                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--40.8%

U.S. Treasury Bonds:

   7.625%, 2/15/2007                                                                         10,000,000               10,116,400

   8.375%, 8/15/2008                                                                          5,000,000                5,215,300

   10%, 5/15/2010                                                                             7,500,000                8,498,025

   10.375%, 11/15/2009                                                                        5,000,000                5,672,600

   10.75%, 2/15/2003                                                                         15,000,000               16,442,850

   10.75%, 8/15/2005                                                                         21,000,000               24,722,460

   11.875%, 11/15/2003                                                                       15,000,000               17,347,200

   12%, 5/15/2005                                                                            10,000,000               12,221,300

   12.75%, 11/15/2010                                                                         7,500,000                9,508,650

U.S. Treasury Inflation Protection Securities:

   3.625%, 7/15/2002                                                                         10,000,000  (a)          10,596,597

   3.625%, 1/15/2008                                                                         16,400,000  (a)          16,728,433

   3.875%, 4/15/2029                                                                          8,800,000  (a)           9,000,188

U.S. Treasury Notes:

   6%, 8/15/2004                                                                              2,000,000                1,956,300

   6.375%, 4/30/2002                                                                          6,000,000                5,961,900

                                                                                                                     153,988,203

U.S. GOVERNMENT AGENCIES--31.3%

Federal Home Loan Banks:

   Notes, 6.75%, 2002                                                                        50,000,000               49,588,500

   Ser. A-1, Coupon Strips, 0%, 2/25/2003                                                     1,789,000                1,470,390

Federal Home Loan Mortgage,

   Notes, 7.375%, 5/15/2003                                                                  25,000,000               25,006,750

Federal National Mortgage Association:

   Coupon Strips, 0%, 7/24/2001                                                               1,227,000                1,134,977

   Principal Strips, 0%, 8/7/2001                                                             6,000,000                5,515,200

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         35,500,000  (a)          35,312,446

                                                                                                                     118,028,263

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED--41.4%

Federal Home Loan Mortgage:

   7.5%                                                                                      20,000,000  (b)          19,475,000

   8%                                                                                         5,000,000  (b)           4,975,000

   REMIC, Mutliclass Mortgage Participation Ctfs.,

      Ser. 1978, Cl. PH, 7%, 1/15/2024

      (Interest Only Obligation)                                                              3,861,135  (c)             503,154

   Structured Pass-Through Ctfs.,

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    5,000,000                4,812,500


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   6%, 10/1/2013                                                                             26,639,391               25,041,028

   7.5%                                                                                       5,000,000  (b)           4,856,250

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1995-W1, Cl. A6, 8.1%, 4/25/2025                                                   4,494,858                4,518,782

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)                                                           2,944,851  (c)             748,022

      Ser. 1998-49, Cl. MA, 6.5%, 10/17/2005                                                  7,039,862                6,884,246

Government National Mortgage Association I:

   7.5%                                                                                      30,000,000  (b)          29,465,400

   8%                                                                                        30,000,000  (b)          30,056,100

Government National Mortgage Association II,

  Adjustable Rate Mortgage,

   6.5%                                                                                      15,000,000  (b)          14,671,875

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration),

   Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017                                                     10,807,509               10,314,586

                                                                                                                     156,321,943

TOTAL BONDS AND NOTES

   (cost $431,241,497)                                                                                               428,338,409
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--7.9%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

UBS Securities, 6.35%

  Dated 5/31/2000, due 6/1/2000 in the

  amount of $29,970,285 (fully collateralized by

  $30,375,000 U.S. Treasury Notes,

  6.375%, 3/31/2001 value $31,215,603)

   (cost $29,965,000)                                                                        29,965,000              29,965,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $461,206,497)                                                            121.4%              458,303,409

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (21.4%)             (80,835,302)

NET ASSETS                                                                                       100.0%              377,468,107

(a) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(b) PURCHASED ON A FORWARD COMMITMENT BASIS.

(c) NOTIONAL FACE AMOUNT SHOWN.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT

May 31, 2000 (Unaudited)

                                                                                              Principal

NOTES                                                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Notes, 6.5%, 2/15/2010

   (proceeds $39,059,297)                                                                    38,500,000              39,075,960

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000 (Unaudited)

                                                             Cost          Value
-------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                              461,206,497     458,303,409

Receivable for investment securities sold                              114,407,359

Receivable from brokers for proceeds on securities sold short           39,059,297

Interest receivable                                                      4,103,666

Receivable for shares of Beneficial Interest subscribed                    100,935

                                                                       615,974,666
-------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             206,318

Cash overdraft due to Custodian                                           603,563

Payable for investment securities purchased                           198,054,731

Securities sold short, at value (proceeds $39,059,297)

   --See Statement of Securities Sold Short                            39,075,960

Payable for shares of Beneficial Interest redeemed                        464,199

Accrued expenses                                                          101,788

                                                                      238,506,559
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                        377,468,107
-------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      435,688,507

Accumulated net realized gain (loss) on investments
   and securities sold short                                        (55,300,649)

Accumulated net unrealized appreciation (depreciation)
   on investments and securities sold short--Note 4(b)               (2,919,751)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      377,468,107
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     36,526,263

NET ASSET VALUE, offering and redemption price per share ($)              10.33

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,573,839

EXPENSES:

Management fee--Note 3(a)                                              997,075

Shareholder servicing costs--Note 3(b)                                 332,592

Trustees' fees and expenses--Note 3(c)                                  29,285

Professional fees                                                       25,957

Custodian fees--Note 3(b)                                               20,729

Prospectus and shareholders' reports                                    19,005

Registration fees                                                       14,632

Miscellaneous                                                           11,008

TOTAL EXPENSES                                                       1,450,283

INVESTMENT INCOME--NET                                              11,123,556
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                  (6,173,915)

Short sale transactions                                              1,014,247

NET REALIZED GAIN (LOSS)                                           (5,159,668)

Net unrealized appreciation (depreciation) on investments

   and securities sold short                                        1,441,998

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (3,717,670)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                7,405,886

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended

                                                  May 31, 2000    Year Ended

                                                 (Unaudited)   November 30,1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              11,123,556     27,920,852

Net realized gain (loss) on investments            (5,159,668)    (15,544,701)

Net unrealized appreciation (depreciation)
   on investments                                   1,441,998      (2,139,885)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        7,405,886      10,236,266
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                            (11,195,570)    (27,880,155)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                       46,508,127    146,416,081

Dividends reinvested                                 9,462,421     22,936,354

Cost of shares redeemed                          (109,494,993)   (204,640,779)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               (53,524,445)    (35,288,344)

TOTAL INCREASE (DECREASE) IN NET ASSETS           (57,314,129)    (52,932,233)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                434,782,236    487,714,469

END OF PERIOD                                      377,468,107    434,782,236

Undistributed investment income--net                        --         72,014
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                          4,501,185     13,793,084

Shares issued for dividends reinvested                 916,057      2,169,933

Shares redeemed                                   (10,596,594)    (19,323,645)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (5,179,352)     (3,360,628)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                              May 31, 2000                                 Year Ended November 30,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.43         10.82         10.82         10.95          11.06         10.57

Investment Operations:

Investment income--net                                 .29           .63           .74           .66            .65           .73

Net realized and unrealized
   gain (loss) on investments                        (.10)         (.39)           .01          (.13)          (.11)           .49

Total from Investment Operations                      .19           .24            .75           .53            .54           1.22

Distributions:

Dividends from investment
   income--net                                       (.29)         (.63)          (.75)          (.66)         (.65)         (.73)

Net asset value, end of period                      10.33         10.43          10.82          10.82          10.95         11.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     3.71(a)       2.33           7.21           4.93           5.08         11.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .73(a)         .71            .70            .74           .74           .66

Ratio of net investment income

   to average net assets                            5.56(a)        6.00           6.85           6.13          5.99          6.73

Decrease reflected in
   above expense ratios due
   to undertakings by
   The Dreyfus Corporation                              --             --           --           .01             --           .09

Portfolio Turnover Rate                           634.48(b)      1,096.12        902.14       818.39          594.44        387.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     377,468        434,782       487,714      488,172         569,319       573,681

(a) ANNUALIZED.

(b) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The  fund's   financial  statements  are  prepared  in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,842 during the period ended May 31, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $47,171,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $23,885,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004, $4,273,000 expires in fiscal 2005 and $13,323,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended May 31, 2000, there was no expense reimbursement pursuant to the Agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2000, the fund was charged $179,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $96,927 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2000, the fund was charged $20,729 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended May 31, 2000:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     2,425,689,152        2,373,112,414

Short sale transactions               1,014,536,488        1,039,519,891

     TOTAL                            3,440,225,640        3,412,632,305


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at May 31, 2000, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At May 31, 2000, accumulated net unrealized depreciation on investments and securities sold short was $2,919,751, consisting of $1,434,443 gross unrealized appreciation and $4,354,194 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Short-Intermediate Government Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   542SA005